Exhibit 99.1

For Immediate Release
Investor Relations
605.362.5140

META FINANCIAL GROUP, INC.® ANNOUNCES PURCHASE AGREEMENT FOR
$6.0 MILLION OF NEW CAPITAL

SIOUX FALLS, S.D. (12/7/15) Meta Financial Group, Inc.® (the “Company”) (NASDAQ: CASH) today announced that it entered into a purchase agreement on December 7, 2015, under which the Company has agreed to sell to Nantahala Capital Partners SI, LP an aggregate of 130,805 shares of the Company’s common stock, for aggregate consideration of approximately $6.0 million. The Company has agreed to sell shares of its common stock pursuant to the purchase agreement at a price per share equal to the closing price of the Company’s common stock on December 4, 2015, the most recent closing price at the time the Company and the investor entered into the Purchase Agreement. The Company intends to use the net proceeds from this proposed stock issuance to fund increased balance sheet growth and costs associated with recently executed agreements between MetaBank and multiple payment solutions providers with respect to MetaBank’s payment solutions division, Meta Payment Systems®.

J. Tyler Haahr, Chairman and Chief Executive Officer of the Company and MetaBank, commented, “We are very pleased with this additional investment by a current shareholder and the flexibility it allows to execute on growth opportunities. We do not expect any additional capital raises in the foreseeable future. We anticipate with the new capital raised, we will be prepared for new market opportunities.”

The closing of the proposed private placement transaction is expected to occur on December 17, 2015 and is subject to customary conditions, including the non-occurrence of a material adverse effect as to the Company.

The Company will file a Current Report on Form 8-K with the Securities and Exchange Commission, which will include a more detailed description of the proposed private placement transaction and a copy of the purchase agreement.

This press release and other important information about the Company are available at http://www.metafinancialgroup.com.

The Company and the Bank may from time to time make written or oral “forward-looking statements,” including statements contained in this press release, the Company’s filings with the Securities and Exchange Commission (“SEC”), the Company’s reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning.  You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control.  Such statements address, among others, the following subjects: statements about the terms, timing, completion, and effects of the Company’s proposed private placement transaction with Nantahala Capital Partners SI, LP; the potential benefits of the acquisition of Fort Knox Financial Services Corporation and its wholly-owned subsidiary, Tax Product Services LLC (collectively, “Fort Knox”); important components of the Company's balance sheet and statements of financial condition and operations; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees.  The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the businesses of the Bank and Fort Knox may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that sales of Fort Knox products by the Bank may not be as high as anticipated; the expected growth opportunities or cost savings from the acquisition may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the acquisition, including adverse effects on relationships with former or current employees of Fort Knox, may be greater than expected; regulatory reception to the Fort Knox business may not be as anticipated and the Company may incur unanticipated or unknown losses or liabilities on a post-acquisition basis, including risks similar to those expressed above, especially given the Company’s entry into a new line of business; the risk that the Company may incur unanticipated or unknown losses or liabilities as a result of the completion of the transaction with Fort Knox; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services, offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the FDIC, which insures the Bank’s deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the MPS division; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our deposit base, a substantial portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; the success of the Company at managing and collecting assets of borrowers in default; and the Company not being able to complete the proposed private placement transaction with Nantahala Capital Partners SI, LP on the terms described above, other acceptable terms, or at all because of a number of factors, including the failure to satisfy closing conditions in the purchase agreement.

The foregoing list of factors is not exclusive.  Additional discussions of factors affecting the Company’s business and prospects are reflected under the headings “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, and Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2014, March 31, 2015, and June 30, 2015, and other filings made with the SEC.  The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made, from time to time, by or on behalf of the Company or its subsidiaries.

ADDITIONAL INFORMATION

Securities to be issued upon the closing of the proposed private placement transaction referenced in this press release have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.  The Company has agreed to file a registration statement with the SEC covering the resale of the shares sold in the private placement following the closing of the private placement transaction.  This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.